OTHER LONG TERM ASSETS (Tables)	6 Months Ended
Jun. 30, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of Other Long Term Assets

(in thousands of $)	Other long term asset	Prepaid charter hire expenses	Deferred tax asset	Total
Balance at December 31, 2016	2,000	5,184	343	7,527
Repayments	(250)	—	—	(250)
Transfer to current assets	(250)	—	—	(250)
Additions credited to income	—	1,836	(57)	1,779
Balance at June 30, 2017	1,500	7,020	286	8,806